Exhibit 4.5.4

Supplemental Agreement No. 4

to

Purchase Agreement No. 3256

between

THE BOEING COMPANY

and

LATAM AIRLINES GROUP S.A.

Relating to Boeing Model 787-916/787-816 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of April ____, 2015, (“Supplemental Agreement Number 4” or “ SA-4”) by and between THE BOEING COMPANY, a Delaware corporation (Boeing), and LATAM Airlines Group S.A. (formerly having the legal name LAN Airlines S.A. and doing business as LAN Airlines), a Chilean corporation (Customer);

WITNESSETH:

WHEREAS, the parties entered into Purchase Agreement No. 3256, dated as of October 29, 2007 relating to the purchase and sale of Boeing Model 787-916 and Model 787-816 Aircraft (the Purchase Agreement) as amended by Supplemental Agreements No. 1, 2 and 3;

WHEREAS, Customer and Boeing wish to document [***].

WHEREAS, Customer and Boeing have agreed to [***];

WHEREAS, Customer and Boeing wish to [***];

WHEREAS, Customer and Boeing have agreed to [***];

WHEREAS, Customer and Boeing have agreed to [***]; and

WHEREAS, Customer and Boeing have agreed to [***];

AGREEMENT:

P.A. No. 3256	SA4-1
BOEING PROPRIETARY
“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents. The Table of Contents of the Purchase Agreement is deleted in its entirety and is replaced by the new Table of Contents and is attached as Exhibit 1 to this SA-4.

2.	Articles – N/A in this SA-4.

3.	Tables

3.1      Table 1-ROLLS 787-916 Rev 1 is deleted in its entirety and replaced by Table 1-ROLLS 787-916 Rev 2, which (i) [***]; (ii) [***]; and (iii) [***].

3.2      Table 1-ROLLS 787-816 Rev 2 is deleted in its entirety and replaced by Table 1-ROLLS 787-816 Rev 3, which [***].

3.3      Table 3 is deleted in its entirety and replaced by Table 3 Rev 1, which [***].

3.4      Table 4 is deleted in its entirety and the [***].

4.	Exhibits and Supplemental Exhibits

4.1      Exhibit A for 787-916 Aircraft is attached as Exhibit 2 to this SA-4.

5.	Letter Agreements

5.1      Letter Agreement [***] is attached as Exhibit 3 to this SA-4.

a. For the avoidance of doubt, [***] will supersede and control in any conflict between [***].

5.2      Letter Agreement [***] is deleted in its entirety and replaced by Letter Agreement [***] and is attached as [***] to this SA-4.

6.	Miscellaneous

This Supplemental Agreement 4 results in Customer owing additional advance payments in the amount of [***] (PDP Top Up). Per Customer’s request, Boeing agrees to [***].

P.A. No. 3256	SA4-2
BOEING PROPRIETARY
“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

7.	Confidential Treatment.

Boeing and Customer understand that the commercial and financial information contained in this Supplemental Agreement Number 4 is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein. In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law, including without limitation judicial order or by a requirement of a governmental agency and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Supplemental Agreement Number 4 and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent. In the event that a party concludes that disclosure of Confidential Information contained in this Supplemental Agreement Number 4 is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible. In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article. Except as provided in the assignment provisions of [***], Customer will not disclose this Supplemental Agreement Number 4 for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

Unless the context otherwise requires, all capitalized terms used herein and not otherwise defined shall have the same meanings as in the Purchase Agreement. The Purchase Agreement will be deemed to be amended to the extent provided herein and as so amended will continue in full force and effect. In the event of any inconsistency between the above provisions and the provisions contained in the referenced exhibits to this Supplemental Agreement Number 4, the terms of the exhibits will control.

This Supplemental Agreement Number 4 is not binding until executed by both Boeing and Customer.

P.A. No. 3256	SA4-3
BOEING PROPRIETARY
“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

THE BOEING COMPANY		LATAM AIRLINES GROUP S.A.

By:		By:
David Hilby

Its	Attorney-In-Fact	Its:

By:

Its:

P.A. No. 3256	SA4-4
BOEING PROPRIETARY
“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

TABLE OF CONTENTS

SA
ARTICLES		NUMBER

1.	Quantity, Model and Description	SA-1

2.	Delivery Schedule	SA-1

3.	Price	SA-1

4.	Payment	SA-1

5.	Miscellaneous	SA-1

TABLE

1-ROLLS	787-916 Aircraft Information Table 1 Rev 2	SA-4
1-GENX	787-916 Aircraft Information Table 1
1-ROLLS	787-816 Aircraft Information Table 1 Rev 3	SA-4
1-GENX	787-816 Aircraft Information Table 1
~~Table 2~~	~~787-816 Aircraft Information Table 1 for [***] Aircraft~~	Deleted SA-3
Table 3	787-816 Aircraft Information Table 1 for [***] Aircraft Rev 1	SA-4
~~Table 4~~	~~787-816 Aircraft Information Table 1 for [***] Aircraft~~	Deleted SA-4
Table 5	787-816 Aircraft Information Table 1 for Table 5 Aircraft	SA-3
Table 6	787-816 Aircraft Information Table 1 for Table 6 Aircraft	SA-3

EXHIBIT

A.	787-916 Aircraft Configuration	SA-4
A.	787-816 Aircraft Configuration	SA-3
~~A1~~	~~787-816 Aircraft Configuration for [***] Aircraft~~	Deleted SA-3
B.	Aircraft Delivery Requirements and Responsibilities

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

SA
SUPPLEMENTAL EXHIBITS		NUMBER
AE1.	Escalation Adjustment/Airframe and Optional Features

BFE1.	Buyer Furnished Equipment Variables

BFE2.	Buyer Furnished Equipment Variables for Accelerated	SA-1 & SA-2
	Aircraft	Art. 6.2

CS1.	Customer Support Variables

EE1.ROLLS	Engine Escalation and Engine Warranty

EE1.GENx	Engine Escalation and Engine Warranty

SLP1.	Service Life Policy Components

LETTER AGREEMENTS

3256-01	787 Spare Parts Initial Provisioning	SA-1 & SA-2 (Art 7.1)
3256-02	Open Configuration Matters	SA-1& SA-2 (Art 7.2)
3256-03	787 e-Enabling Letter Agreement
3256-04	787 Spare Parts Commitment
6-1162-ILK-0310R4	[***] (including)	SA-4
Attachment 1 – Option Aircraft
Attachment 2 – Substitution Aircraft
Appendix 1 – Form of Supplemental Agreement for Option Aircraft
Appendix 2 - Form of Supplemental Agreement for Substitution Aircraft
6-1162-ILK-0311	[***]
6-1162-ILK-0312R2	[***]	SA-3
6-1162-ILK-0313	[***]
6-1162-ILK-0314R1	[***]	SA-1 & SA-2 (Art 7.5) SA-3 Art 6.3 & 6.4
6-1162-ILK-0315	Special Matters Relating to Advance Payments Requirements	SA-1 & SA-2 (Art 7.6) SA-3 Art. 6.5
6-1162-ILK-0316	Aircraft Model [***]	SA-1 (Art 7.8)

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LETTER AGREEMENTS		SA NUMBER
6-1162-ILK-0317	Option Aircraft
6-1162-ILK-0318	Alternate Engine Selection	SA1 & SA2 (Art 2)
6-1162-ILK-0319R1	Tailored Escalation	SA-3
6-1162-ILK-0319R1	Table A to Tailored Escalation Letter Agreement, Data Elements	SA-3
6-1162-ILK-0320	Delivery Flexibility
6-1162-ILK-0321	Demonstration Flight Waiver
6-1162-ILK-0322	AGTA Article 8.2 Insurance; Warranty Coverage; and Exhibit B Matters for Certain Boeing Model 787-9 Aircraft Leased from International Lease Finance Corporation by LAN Airlines S.A.
6-1162-ILK-0323	Special Matters Customer Support	SA-1 (Art 7.9); SA-2 (Art 7.8)
6-1162-ILK-0324	Special Matters Warranty
6-1162-ILK-0325	NOT USED
6-1162-ILK-0326	Special Matters Customer 787 Fleet	SA-1(Art 7.10) SA-2 (Art 7.8)
6-1162-ILK-0327	Performance Guarantees 787-916/-816	SA-2 (Art7.10)
6-1162-ILK-0328	Performance Retention Commitment	SA-1
6-1162-ILK-0329	Extended Operations (ETOPS) Matters
6-1162-ILK-0330	Remedy for Deviation from 787-9 Payload Guarantees
6-1162-ILK-0331	Remedy for Deviation from 787-8 Payload Guarantees	SA-2 (Art 7.11)
~~6-1162-KSW-6446~~	~~[***] Aircraft~~ 	~~Deleted SA-3~~
~~6-1162-KSW-6447~~	~~Remedy for [***]~~	~~Deleted SA-3~~
6-1162-KSW-6453	TRENT1000-A Powered 787-816 Performance Retention Commitment	SA-1
6-1162-KSW-6453R1	TRENT1000-A Powered 787-816 Performance Retention Commitment	SA-2 & SA-3 (Art. 6.9)
6-1162-KSW-6458	TRENT1000-A Powered 787-916 Performance Retention Commitment	SA-1
6-1162-KSW-6473	Delivery Flexibility for September 2011 Accelerated Aircraft	SA-2 & SA-3 (Art 6.10)
6-1167-MAG-0496	[***] for 787-816 Table 6 Aircraft	SA-3
6-1167-MAG-0500	Advance Payment Special Matters – SA-3	SA-3
6-1167-MAG-0502	787 Post Delivery Software & Data Loading	SA-3
6-1167-MAG-0506	[***] for Table 6 Aircraft	SA-3
[***]
[***]		SA-4

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Table 1 Rev 2 to

SA-4

Purchase Agreement No. PA-03256

787-916 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-9	[***]	Detail Specification:	[***]
Engine Model/Thrust:	TRENT1000-J	[***]	Airframe Price Base Year/Escalation Formula:	[***]	ECI-MFG/CPI
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	[***]	787 ECI-MFG CPI Eng
Optional Features:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:		[***]	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:		[***]	Base Year Index (ECI):	[***]
		[***]	Base Year Index (CPI):	[***]
Deposit per Aircraft:		[***]

		Escalation	Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Manufacturer	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	(Engine)	Serial Number	Price Per A/P	1%	4%	5%	30%
Aug-2015	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Sep-2015	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Dec-2015	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Jan-2016	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Mar-2016	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
May-2016	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Jun-2016	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Sep-2016	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Feb-2018	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
May-2018	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Aug-2018	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Nov-2018	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total:	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN-PA-03256 SA-4	Boeing Proprietary	Page 1

Table 1 Rev 3 to

SA-4

Purchase Agreement No. PA-03256

787-816 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-8	[***]	Detail Specification:	[***]
Engine Model/Thrust:	TRENT1000-A	[***]	Airframe Price Base Year/Escalation Formula:		[***]	Non-Standard
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:		[***]	787 ECI-MFG CPI Eng
Optional Features:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):		[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):		[***]
Buyer Furnished Equipment (BFE) Estimate:		[***]	Engine Escalation Data:
Catalog Selected In Flight Entertainment (IFE) Estimate:		[***]	Base Year Index (ECI):		[***]
Refundable Deposit/Aircraft at Proposal Accept:		[***]	Base Year Index (CPI):		[***]

	Number		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	of Aircraft	3% Escalation Factor (Airframe)	Factor (Engine)	Manufacturer Serial Number	Adv Payment Base Price Per A/P	At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN PA 3256, SA-4	Boeing Proprietary	3-2010

Table 3 R1 To

SA-4

Aircraft Delivery, Description, Price and Advance Payments (2012-2013 Aircraft)

Airframe Model/MTOW:	787-8	[***]	Detail Specification:	[***]
Engine Model/Thrust:	TRENT1000-A	[***]	Airframe Price Base Year/Escalation Formula:	[***]	Non-Standard
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	[***]	787 ECI-MFG CPI Eng
Optional Features:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]
Buyer Furnished Equipment (BFE) Estimate:		[***]	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		[***]	Base Year Index (ECI):	[***]
			Base Year Index (CPI):	[***]
Deposit/Aircraft at Proposal Acceptance		[***]

		3% Escalation	Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor		Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	(Engine)		Price Per A/P	1%	4%	5%	30%
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total:	0

*Indicative pricing for midmonth of quarter.

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN PA 3256, SA-4	Boeing Proprietary	3-2010 Page 1

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

LATAM Airlines Group S.A.

787-916 Exhibit A to Purchase Agreement Number 3256

LAN-PA-03256-EXA	[***]
EXA Page 1

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit A

AIRCRAFT CONFIGURATION

Dated _______________

relating to

BOEING MODEL 787-916 AIRCRAFT

The Detail Specification is Boeing document number [***] scheduled to release on or about [***] before the delivery of the first 787-9 Aircraft. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit  A. Such Detail Specification will be comprised of Boeing configuration specification [***] dated [***] as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options.

The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or In-Flight Entertainment.

LAN-PA-03256-EXA	[***]
EXA Page 2

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

[Replace this page with the Exhibit A sheets provided by pricing.]

LAN-PA-03256-EXA	[***]
EXA Page 3

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

BOEING PROPRIETARY

Exhibit A To

Purchase Agreement No 3256

Configuration		2006 Dollars
Item Number	Title	Price Per A/C
[***]	MAJOR MODEL 787 AIRPLANE	[***]
[***]	MINOR MODEL 787-9 AIRPLANE	[***]
[***]	INTERIOR ARRANGEMENT - 313 PASSENGERS - LAN	[***]
[***]	TYPE CERTIFICATION AND EXPORT CERTIFICATION OF AIRWORTHINESS	[***]
[***]	TAKEOFF AND LANDING WITH TAILWIND UP TO 15 KNOTS	[***]
[***]	ENGINE INOPERATIVE TEN-MINUTE TAKEOFF THRUST OPERATION	[***]
[***]	ALTERNATE FORWARD CENTER-OF-GRAVITY VALUES	[***]
[***]	FLIGHT CREW OPERATIONS MANUAL DATA IN COMPLIANCE WITH FAA REQUIREMENTS	[***]
[***]	AIRPLANE FLIGHT MANUAL DATA	[***]
[***]	CUSTOMER SPECIFIED INCREASED OPERATIONAL WEIGHTS	[***]
[***]	CUSTOMIZED LOADING SCHEDULE FOR WEIGHT AND BALANCE CONTROL - ALIGNMENT CHART LOADING	[***]
[***]	CONFIGURATOR USAGE - MISCELLANEOUS WEIGHT COLLECTOR	[***]
[***]	EXTERIOR COLOR SCHEME AND MARKING	[***]
[***]	INTERIOR PASSENGER COMPARTMENT PLACARDS AND MARKINGS	[***]
[***]	LEASING/OWNERSHIP NAMEPLATES	[***]
[***]	SERVICE OPTION - ENHANCED AIRBORNE FLIGHT RECORDER (EAFR) STATEMENT OF COMPLIANCE LETTER	[***]
[***]	PERSONAL AIR OUTLET (PAO) FOR PASSENGER	[***]
[***]	FLIGHT DECK HUMIDIFICATION SYSTEM	[***]
[***]	EMERGENCY LOCATOR TRANSMITTER (ELT) - ANTENNA & CONTROL PANEL	[***]
[***]	ATN DATALINK	[***]
[***]	FLIGHT DECK ENTRY VIDEO SURVEILLANCE SYSTEM (FDEVSS)	[***]
[***]	TBS3 - MOUNTING PROVISIONS - CUSTOMER UNIQUE FEATURE PANELS	[***]
[***]	TBS3 - CUSTOMER UNIQUE FEATURE PANEL - INSTALLATION - DOOR 2 LEFT, AFT	[***]
[***]	PASSENGER SERVICE UNIT (PSU) & OXYGEN MASK LOCATION ARRANGEMENT INSTALLATION	[***]
[***]	CLOSET - FULL HEIGHT - DOOR 2R, AFT	[***]
[***]	CLOSET - FULL HEIGHT - DOOR 2 CENTER, FWD	[***]
[***]	CLOSET - FULL HEIGHT - DOOR 4 CENTER, FWD	[***]
[***]	CLOSET - FULL HEIGHT - DOOR 3 CENTERLINE, FWD - LBL 28	[***]
[***]	PARTITION - DOOR 2 LEFT, AFT	[***]
[***]	CURTAIN - DOOR 1 LEFT	[***]
[***]	CURTAIN - DOOR 1 RIGHT	[***]
[***]	CURTAIN - DOOR 2 GALLEY COMPLEX - LEFT	[***]
[***]	CURTAIN - DOOR 2 GALLEY COMPLEX - RIGHT	[***]
[***]	CURTAIN - DOOR 4 LEFT, FWD	[***]
[***]	CURTAIN - DOOR 4 RIGHT, FWD	[***]
[***]	CURTAIN - CREW REST ENCLOSURE - DOOR 4L, FWD	[***]
[***]	CURTAIN - CREW REST ENCLOSURE - DOOR 4R, FWD	[***]
[***]	CURTAIN - DOOR 2 LEFT, AFT - WITH FABRIC CLOSEOUT HEADER	[***]
[***]	CURTAIN - DOOR 2 RIGHT, AFT - WITH FABRIC CLOSEOUT HEADER	[***]
[***]	ECONOMY CLASS SEAT - B/E AEROSPACE - PINNACLE - 9 ABREAST SEATING (3-3-3)	[***]
[***]	BUSINESS CLASS SEAT - ZODIAC SEATS UK - AURA LITE - 6 ABREAST SEATING (2-2-2)	[***]

Exhibit A to PA 3256	BOEING PROPRIETARY	SA-4 Page 1 of 4

BOEING PROPRIETARY

Configuration		2006 Dollars
Item Number	Title	Price Per A/C
[***]	TBS3 - BUSINESS CLASS SEATS - CUSTOMER UNIQUE TEXT PLACARDS - CUSTOM COLORS	[***]
[***]	BFE PREMIUM ECONOMY CLASS SEATS INSTALLATION (PREVIOUSLY INTEGRATED)	[***]
[***]	TBS3 - CABIN ATTENDANT STATIONS - CABIN ATTENDANT PANEL - CUSTOMER UNIQUE LOCATION - DOOR 2 RIGHT, AFT	[***]
[***]	VIDEO CONTROL STATION (VCS) - 15 INCH - OUTBOARD	[***]
[***]	ATTENDANT SEAT - STANDARD - AS1F-1L	[***]
[***]	ATTENDANT SEAT - STANDARD - AS1A-1R	[***]
[***]	ATTENDANT SEAT - STANDARD - AS2F-1L	[***]
[***]	ATTENDANT SEAT - STANDARD - AS2F-1R	[***]
[***]	ATTENDANT SEAT - STANDARD - AS2A-1R	[***]
[***]	ATTENDANT SEAT - STANDARD - AS3F-1R	[***]
[***]	ATTENDANT SEAT - STANDARD - AS4F-1R	[***]
[***]	ATTENDANT SEAT - STANDARD - AS4A-1L	[***]
[***]	ATTENDANT SEAT - STANDARD - AS4A-1R	[***]
[***]	ATTENDANT SEAT - HIGH COMFORT - AS1A-1L	[***]
[***]	ATTENDANT SEAT - STANDARD - AS3F-1L	[***]
[***]	CABIN ATTENDANT PANEL	[***]
[***]	TBS3 - GALLEY & ENTRY FLOOR MAT - NON-ICO COLOR AND PATTERN	[***]
[***]	FLOOR COVERING COLLECTOR	[***]
[***]	OVERHEAD STOWAGE BINS	[***]
[***]	LITERATURE POCKETS	[***]
[***]	FLOOR MOUNTED STOWAGE UNIT - DOOR 3L, FWD	[***]
[***]	FLOOR MOUNTED STOWAGE UNIT - DOOR 3R, FWD	[***]
[***]	FLOOR MOUNTED STOWAGE UNIT - DOOR 3C, FWD	[***]
[***]	FLOOR MOUNTED STOWAGE UNIT - DOOR 4C, FWD	[***]
[***]	FLOOR MOUNTED STOWAGE UNIT - DOOR 4L, FWD	[***]
[***]	FLOOR MOUNTED STOWAGE UNIT - DOOR 4R, FWD	[***]
[***]	ATTENDANT MODULES (AMODS)	[***]
[***]	OVERHEAD FLIGHT CREW REST (OFCR) - 58"" SINGLE SEAT - STABLE SYSTEMS, EQUIPMENT AND MODULES	[***]
[***]	OVERHEAD FLIGHT CREW REST (OFCR) - 58-INCH SINGLE SEAT ENCLOSURE SELECTABLES	[***]
[***]	MEDICAL ELECTRICAL OUTLETS	[***]
[***]	TBS3 - PAPER TOWEL HOLDER, BOX TYPE - CUSTOM LOCATION - GALLEY FAMILY 50	[***]
[***]	TBS3 - INSTALLATION OF GALLEY MIRRORS - FAMILY 53 - G4F-1C	[***]
[***]	TBS3 - CUSTOMER SUPPLIED GALLEY CARTS AND BOEING PROVIDED DKA GALLEY CARTS - CERTIFICATION	[***]
[***]	TBS3 - GALLEY STANDARD CONTAINER CERTIFICATION	[***]
[***]	GALLEY - FAMILY 1 - G1F-1C	[***]
[***]	GALLEY - FAMILY 37 - G1A-1L	[***]
[***]	GALLEY - FAMILY 24 - G2A-1C	[***]
[***]	GALLEY - FAMILY 29 - G4F-1R	[***]
[***]	GALLEY - FAMILY 53 - G4F-1C	[***]
[***]	GALLEY - FAMILY 50 - G4A-1C	[***]
[***]	GALLEY INSERT PART NUMBERS - NON-ELECTRICAL	[***]
[***]	GALLEY INSERT PART NUMBERS - ELECTRICAL	[***]
[***]	TBS3 - GALLEY - DOUBLE DEEP CONTAINER RETRIEVAL STRAP WITH METAL RING HANDLE	[***]
[***]	LAVATORY - FAMILY 12 - L3F-1L	[***]

Exhibit A to PA 3256	BOEING PROPRIETARY	SA-4 Page 2 of 4

BOEING PROPRIETARY

Configuration		2006 Dollars
Item Number	Title	Price Per A/C
[***]	LAVATORY - FAMILY 11 - L3F-1R	[***]
[***]	LAVATORY - WHEELCHAIR ACCESSIBLE - FAMILY 95 - L3F-2LC	[***]
[***]	LAVATORY - WHEELCHAIR ACCESSIBLE - FAMILY 96 - L3F-2RC	[***]
[***]	LAVATORY - LAV/CLOSET - FAMILY 65B - L3F-1RC	[***]
[***]	LAVATORY - FAMILY 14 - L4F-1L	[***]
[***]	LAVATORY - FAMILY 1 - L1F-1L	[***]
[***]	LAVATORY - FAMILY 12 - L1A-1R	[***]
[***]	PROTECTIVE BREATHING EQUIPMENT- FLIGHT DECK - AVOX - P/N 802300-14	[***]
[***]	CREW LIFE VESTS - FLIGHT DECK	[***]
[***]	OVERWATER EMERGENCY EQUIPMENT	[***]
[***]	DETACHABLE EMERGENCY EQUIPMENT	[***]
[***]	ESCAPE SYSTEM, PASSENGER CAPACITY UP TO 355 WITH SLIDE/RAFTS AT ALL DOORS (C-A-A-A)	[***]
[***]	EXTENDED CARGO COMPARTMENT FIRE SUPPRESSION - DURATION - APPROXIMATELY 300 MINUTES	[***]
[***]	WHEELS AND CARBON BRAKES - MESSIER-BUGATTI	[***]
[***]	LIGHTING SCENES - DYNAMIC CABIN LIGHTING SYSTEM - CUSTOMER SPECIFIC	[***]
[***]	PASSENGER OXYGEN MEDIUM CAPACITY DESCENT	[***]
[***]	POTABLE WATER STORAGE CAPACITY INCREASE - 270 GALLONS	[***]
[***]	POTABLE WATER PRE-SELECT AT SERVICE PANEL	[***]
[***]	TWO CONTENT SERVERS TWO NETWORK CONTROLLERS CONFIGURATION E-2 RACK INSTALLATIONS (-9 ONLY) - PANASONIC	[***]
[***]	TBS3 -15-INCH VIDEO CONTROL STATION (VCS) EQUIPMENT - PANASONIC - SFE	[***]
[***]	TBS3 - PANASONIC IN-SEAT VIDEO EQUIPMENT - UNIQUE AUDIO JACK - BUSINESS CLASS SEATS	[***]
[***]	TBS3 - PANASONIC IN-SEAT VIDEO EQUIPMENT - UNIQUE PED POWER OUTLET - BUSINESS CLASS, ECONOMY CLASS AND OVERHEAD FLIGHT CREW REST	[***]
[***]	INFLIGHT ENTERTAINMENT SYSTEM - PANASONIC - COLOR SELECTIONS - LAN	[***]
[***]	PANASONIC IN-SEAT VIDEO EQUIPMENT - ECONOMY CLASS SEATS	[***]
[***]	PANASONIC IN-SEAT VIDEO EQUIPMENT - PREMIUM ECONOMY CLASS SEATS	[***]
[***]	PANASONIC IN-SEAT VIDEO EQUIPMENT - BUSINESS CLASS SEATS	[***]
[***]	OVERHEAD VIDEO INSTALLATION - PANASONIC	[***]
[***]	OVERHEAD FLIGHT CREW REST IFE EQUIPMENT INSTALLATION - PANASONIC	[***]
[***]	EXTERNAL COMMUNICATION SYSTEM - INSTALLATION - PANASONIC EXCELL 3G GSM CELLULAR DATA MODEM - CSE	[***]
[***]	EXTERNAL COMMUNICATION SYSTEM - COMPONENT PART NUMBER COLLECTOR - PANASONIC - CSE	[***]
[***]	SECOND MAINTENANCE SYSTEMS FILE SERVER MODULE	[***]
[***]	CREW WIRELESS LAN UNIT	[***]
[***]	TERMINAL CELLULAR SYSTEM	[***]
[***]	TRANSVERSE LD-4 / LD-8 CARGO CONTAINER LOADING - FWD CARGO COMPARTMENT	[***]
[***]	WINDOW PLUGS	[***]
[***]	ROLLS-ROYCE PROPULSION SYSTEM	[***]
[***]	ROLLS ROYCE TRENT 1000 THRUST RATINGS	[***]
[***]	LUBRICATING OIL - BP2197	[***]

Exhibit A to PA 3256	BOEING PROPRIETARY	SA-4 Page 3 of 4

BOEING PROPRIETARY

Configuration		2006 Dollars
Item Number	Title	Price Per A/C
INT_ALLOWANCE	INTERIOR ALLOWANCE FOR ALL MINOR MODELS (FOR USE ON DCAC-CONFIGURED AIRPLANES ONLY)	[***]

OPTIONS: 124	TOTAL - SPECIAL FEATURES - EXHIBIT A:	[***]

FIXED PRICE CHANGES

[***]	TBS3 -15-INCH VIDEO CONTROL STATION (VCS) EQUIPMENT - PANASONIC - FIXED PRICE IFE - SFE	[***]
[***]	TBS3 - PANASONIC IN-SEAT VIDEO EQUIPMENT - UNIQUE AUDIO JACK - BUSINESS CLASS SEATS - FIXED PRICE IFE	[***]
[***]	TBS3 - PANASONIC IN-SEAT VIDEO EQUIPMENT - UNIQUE PED POWER OUTLET - BUSINESS CLASS, ECONOMY CLASS AND OVERHEAD FLIGHT CREW REST - FIXED PRICE IFE	[***]
[***]	ILF - LAN - PANASONIC IFE SYSTEM - COLLECTOR - SFE	[***]

OPTIONS: 4	TOTAL - FIXED PRICE CHANGES:	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit A to PA 3256	BOEING PROPRIETARY	SA-4 Page 4 of 4

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1162-ILK-0310R4

LATAM Airlines Group S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	Special Matters

Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LATAM Airlines Group S.A. (formerly having the legal name LAN Airlines S.A. and doing business as LAN Airlines) (Customer) relating to Boeing Model 787-916/-816 aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supercedes Letter Agreement 6-1162-ILK-0310R2 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Definitions.

1.1 “STE” when used specifically in relation to any credit memorandum contained in this letter agreement shall mean that the relevant credit memorandum shall be escalated to the month of delivery in the same manner as the [***].

1.2 “Limitations on Use” when used in relation to any credit memorandum contained in this letter agreement shall mean that the applicable credit memorandum may be used for the purchase of Boeing goods and services or applied to the final delivery payment for the Aircraft for which the credit was issued, but that the relevant credit memorandum shall be prohibited from use for satisfaction of any Advance Payment obligation. .

1.3 [***] as set forth in Table 3.

1.4 [***] as set forth in Table 3,.

1.5 [***]

1.6 [***]

1.7 [***]

P.A. No. 3256
Special_Matters	S.A. 4

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LATAM Airlines Group S.A.
6-1162-ILK-0310R3

2.	787-9/-8 Credit Memoranda.

Subject to Customer’s adherence to the Limitations on Use, Boeing will provide the Customer a credit memorandum concurrently with the delivery of each 787-916 and each 787-816 [***]

Article 2 Credit Memoranda Table

Article 2 Credit Memoranda	787-9 Concession Stated as a Percentage of Airframe Price	787-8 Concession Stated as a Percentage of Airframe Price
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

3.	[***]

[***]

4.	[***]

4.1.        [***]

4.1.1.     [***]

4.1.2.     [***]

4.1.3.     [***]

P.A. No. 3256
Special_Matters	S.A. 4

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LATAM Airlines Group S.A.
6-1162-ILK-0310R3

4.2          [***]

4.2.1      [***]

4.2.2      [***]

5.	[***]

5.1.         [***]

6.	Economic Considerations for the Option Aircraft.

Subject to Customer’s adherence to the Limitations on Use, Boeing agrees that the [***]

Additionally, Boeing agrees that [***] Letter Agreement to the Purchase Agreement. [***]

(i)	Customer to provide Boeing with its notice of option exercise rights no later than [***] and

(ii)	for [***] delivery year Option Aircraft: Customer to provide Boeing with its notice of option exercise rights no later than [***]

Notwithstanding Article 4.2 of the Option Aircraft Letter, Boeing may not [***]. Accordingly, the tables conforming to this Article 6 are provided as [***]. A sample form of supplemental agreement (illustrative of the contractual documentation incident to implementation of the Customer’s exercise of its rights in respect of the purchase of Option Aircraft) that is acceptable to Boeing is attached as [***] to this Letter Agreement. [***].

7.	Economic Considerations for the Substitution Aircraft.

In the event of substitution of an Aircraft by the Customer pursuant to the Aircraft Model Substitution Letter Agreement to the Purchase Agreement, Boeing agrees to provide Customer with [***] concurrent with the [***] and subject to Customer’s adherence to the Limitations on Use. [***]. A sample form of supplemental agreement (illustrative of the contractual documentation incident to implementation of the Customer’s [***].

P.A. No. 3256
Special_Matters	S.A. 4

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LATAM Airlines Group S.A.
6-1162-ILK-0310R3

8.	Correction Time Objectives.

In the event that Boeing is able to make improvements to Correction Time Objectives as defined in Article 8.3.1 of Exhibit C to the AGTA, Product Assurance Document, then Boeing will revise the referenced Article to reflect the revision, e.g., to reflect subsequent schedule improvement to the extent realized.

9.	Fuel Provided by Boeing.

Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft as follows:

Aircraft Model	Fuel Provided
Boeing Model 787 Aircraft, including all minor models	[***]

10.	Assignment.

[***].

[***]

i.    [***];

ii.   [***]; and

iii.  [***]

[***]

[***]

[***]

[***]

[***]

11.	MTOW and Other Configuration Matters.

11.1	[***]

[***]

P.A. No. 3256
Special_Matters	S.A. 4

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LATAM Airlines Group S.A.
6-1162-ILK-0310R3

11.2	[***] to the Purchase Agreement.

12.	Acknowledgement of Financing Support.

[***]

13.	Confidential Treatment.

Boeing and Customer understand that the commercial and financial information contained in this Letter Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein. In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law including without limitation judicial order or by requirement of a governmental agency and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent. In the event that a party concludes that disclosure of Confidential Information contained in this Letter Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible. In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article. Except as provided in the assignment provisions of Article 10 of this Special Matters Letter Agreement, Customer will not disclose this Letter Agreement for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

P.A. No. 3256
Special_Matters	S.A. 4

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LATAM Airlines Group S.A.
6-1162-ILK-0310R3

Very truly yours,

THE BOEING COMPANY

By:
David J. Hilby

Its:	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO

Date: April_________, 2015

LATAM Airlines Group S.A.

By:

Its:

By:

Its:

P.A. No. 3256
Special_Matters	S.A. 4

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN Airlines S.A.
Attachment 1 to 6-1162-ILK-0310R3

Attachment 1 ROLLS to
Special Matters Letter Agreement No. 6-1162-ILK-0310R3
TRENT1000-A Powered 787-8 Option Aircraft Delivery, Description, Price and Advance Payments

[***]

P.A. No. 3256, APR 45875
Special_Matters, Attachment 1	Exhibit 4 to S.A. 3

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN Airlines S.A.
Attachment 1 to 6-1162-ILK-0310R3 Page 2 of 2

Attachment 1 GENX to
Special Matters Letter Agreement No. 6-1162-ILK-0310R3
GENX Powered 787-8 Option Aircraft Delivery, Description, Price and Advance Payments

[***]

P.A. No. 3256	Exhibit 4 to S.A. 3
Special_Matters

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN Airlines S.A.
Attachment 2 to 6-1162-ILK-0310R3 Page 1 of 1

Attachment 2 Substitution Aircraft Credit Memoranda Table

Article 5 Credit Memoranda	Substitution 787-9 Aircraft	Substitution 787-8 Aircraft	Substitution 787-10 Aircraft
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

P.A. No. 3256,
Special_Matters, Attachment 2	Exhibit 4 to S.A. 3

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

[***] INDICATED CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

Supplemental Agreement No. 5

to

Purchase Agreement No. 3256

between

THE BOEING COMPANY

and

LATAM AIRLINES GROUP S.A.

Relating to Boeing Model 787-916/787-816 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of July ____, 2015, (“Supplemental Agreement Number 5” or “ SA-5”) by and between THE BOEING COMPANY, a Delaware corporation (Boeing), and LATAM Airlines Group S.A. (formerly having the legal name LAN Airlines S.A. and doing business as LAN Airlines), a Chilean corporation (Customer);

WITNESSETH:

WHEREAS, the parties entered into Purchase Agreement No. 3256, dated as of October 29, 2007 relating to the purchase and sale of Boeing Model 787-916 and Model 787-816 Aircraft (the Purchase Agreement) as amended by Supplemental Agreements No. 1, 2, 3 and 4;

WHEREAS, Customer and Boeing wish to document the [***].

AGREEMENT:

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

P.A. No. 3256	SA5-1

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

1.	Table of Contents. The Table of Contents of the Purchase Agreement is deleted in its entirety and is replaced by the new Table of Contents and is attached as Exhibit 1 to this SA-5.

2.	Articles – N/A in this SA-5.

3.	Tables

3.1          Table 1-ROLLS 787-916 Rev 2 is deleted in its entirety and replaced by Table 1-ROLLS 787-916 Rev 3, which incorporates the revised [***].

4.	Exhibits and Supplemental Exhibits

4.1          N/A in this SA-5.

5.	Letter Agreements

5.1          Letter Agreement Amendment #1 to LAN-PBO-1300269 “Amendment #1 to Model 787 Aircraft Delivery Delay Settlement Agreement” is deleted in its entirety and replaced by Amendment #1 to LAN-PBO-1300269R-1 “ Revision Number 1 to Amendment #1 to Model 787 Aircraft Delivery Delay Settlement Agreement” attached as Exhibit 2 to this SA-5.

5.2          Letter Agreement 6-1162-ILK-0310R4 "Special Matters" is deleted in its entirety and replaced by Letter Agreement 6-1162-ILK-0310R5 "Special Matters" and is

attached as Exhibit 3 to this SA-5.

6.	Miscellaneous

This Supplemental Agreement 5 results in excess advance payments in the [***] by Boeing and may be used by Customer [***] on the Purchase Agreement.

P.A. No. 3256	SA5-2

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

7.	Confidential Treatment.

Boeing and Customer understand that the commercial and financial information contained in this Supplemental Agreement Number 5 is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein. In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law, including without limitation judicial order or by a requirement of a governmental agency and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Supplemental Agreement Number 5 and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent. In the event that a party concludes that disclosure of Confidential Information contained in this Supplemental Agreement Number 5 is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible. In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article. Except as provided in the assignment provisions of Article 10 of the Special Matters Letter Agreement 6-1162-ILK-0310R3, Customer will not disclose this Supplemental Agreement Number 5 for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

Unless the context otherwise requires, all capitalized terms used herein and not otherwise defined shall have the same meanings as in the Purchase Agreement. The Purchase Agreement will be deemed to be amended to the extent provided herein and as so amended will continue in full force and effect. In the event of any inconsistency between the above provisions and the provisions contained in the referenced exhibits to this Supplemental Agreement Number 5, the terms of the exhibits will control.

This Supplemental Agreement will become effective upon execution and receipt by both Parties on or before July 10, 2015, after which date this Supplemental Agreement will be null and void and have no force or effect.

P.A. No. 3256	SA5-3

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

THE BOEING COMPANY		LATAM AIRLINES GROUP S.A.

By:		By:
David Hilby

Its	Attorney-In-Fact	Its:

By:

Its:

P.A. No. 3256	SA5-4

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

[***] INDICATED CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

TABLE OF CONTENTS

SA
NUMBER
ARTICLES

1.	Quantity, Model and Description	SA-1

2.	Delivery Schedule	SA-1

3.	Price	SA-1

4.	Payment	SA-1

5.	Miscellaneous	SA-1

TABLE

1-ROLLS	787-916 Aircraft Information Table 1 Rev 3	SA-5

1-GENX	787-916 Aircraft Information Table 1

1-ROLLS	787-816 Aircraft Information Table 1 Rev 3	SA-4

1-GENX	787-816 Aircraft Information Table 1

~~Table 2~~	~~787-816 Aircraft Information Table 1 for 2011 Aircraft~~	Deleted SA-3

Table 3	787-816 Aircraft Information Table 1 for 2011-2013 Aircraft Rev 1	SA-4

~~Table 4~~	~~787-816 Aircraft Information Table 1 for [***] Aircraft~~	Deleted SA-4

Table 5	787-816 Aircraft Information Table 1 for Table 5 Aircraft	SA-3

Table 6	787-816 Aircraft Information Table 1 for Table 6 Aircraft	SA-3

EXHIBIT

A.	787-916 Aircraft Configuration	SA-4

A.	787-816 Aircraft Configuration	SA-3

~~A1~~	~~787-816 Aircraft Configuration for 2011 Aircraft~~	Deleted SA-3

B.	Aircraft Delivery Requirements and Responsibilities

TOC -1	SA-4

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

SA
NUMBER
SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features

BFE1.	Buyer Furnished Equipment Variables

BFE2.	Buyer Furnished Equipment Variables for Accelerated	SA-1 & SA-2
	Aircraft	Art. 6.2

CS1.	Customer Support Variables

EE1.ROLLS	Engine Escalation and Engine Warranty

EE1.GENx	Engine Escalation and Engine Warranty

SLP1.	Service Life Policy Components

LETTER AGREEMENTS

3256-01	787 Spare Parts Initial Provisioning	SA-1 & SA-2 (Art 7.1)
3256-02	Open Configuration Matters	SA-1& SA-2 (Art 7.2)
3256-03	787 e-Enabling Letter Agreement
3256-04	787 Spare Parts Commitment
6-1162-ILK-0310R5	Special Matters (including)	SA-5
Attachment 1 – [***] Aircraft
Attachment 2 – [***]
Appendix 1 – Form of Supplemental Agreement for Option Aircraft
Appendix 2 - Form of Supplemental Agreement for Substitution Aircraft
6-1162-ILK-0311	787 AGTA Terms Revisions
6-1162-ILK-0312R2	[***] Support	SA-3
6-1162-ILK-0313	EULA Special Matters
6-1162-ILK-0314R1	[***]	SA-1 & SA-2
(Art 7.5)
SA-3 Art 6.3 & 6.4
6-1162-ILK-0315	Special Matters Relating to [***] Requirements	SA-1 & SA-2
(Art 7.6)
SA-3 Art. 6.5
6-1162-ILK-0316	Aircraft Model [***]	SA-1 (Art 7.8)

TOC -2	SA-4

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

SA NUMBER
LETTER AGREEMENTS
6-1162-ILK-0317	[***] Aircraft
6-1162-ILK-0318	Alternate Engine Selection	SA1 & SA2
(Art 2)
6-1162-ILK-0319R1	[***] Escalation	SA-3
6-1162-ILK-0319R1	Table A to [***] Escalation Letter Agreement, Data Elements	SA-3
6-1162-ILK-0320	Delivery [***]
6-1162-ILK-0321	Demonstration Flight Waiver
6-1162-ILK-0322	AGTA Article 8.2 Insurance; Warranty Coverage; and Exhibit B Matters for Certain Boeing Model 787-9 Aircraft Leased from International Lease Finance Corporation by LAN Airlines S.A.
6-1162-ILK-0323	Special Matters Customer Support	SA-1 (Art 7.9);
SA-2 (Art 7.8)
6-1162-ILK-0324	Special Matters Warranty
6-1162-ILK-0325	NOT USED
6-1162-ILK-0326	Special Matters Customer 787 Fleet	SA-1(Art 7.10) SA-2 (Art 7.8)
6-1162-ILK-0327	[***] 787-916/-816	SA-2 (Art7.10)
6-1162-ILK-0328	Performance Retention Commitment	SA-1
6-1162-ILK-0329	Extended Operations (ETOPS) Matters
6-1162-ILK-0330	[***]
6-1162-ILK-0331	[***]	SA-2 (Art 7.11)
~~6-1162-KSW-6446~~	~~[***]~~ 	~~Deleted SA-3~~
~~6-1162-KSW-6447~~	~~[***]~~	~~Deleted SA-3~~
6-1162-KSW-6453	TRENT1000-A Powered 787-816 Performance Retention Commitment	SA-1
6-1162-KSW-6453R1	TRENT1000-A Powered 787-816 Performance Retention Commitment	SA-2 & SA-3 (Art. 6.9)
6-1162-KSW-6458	TRENT1000-A Powered 787-916 Performance Retention Commitment	SA-1
6-1162-KSW-6473	Delivery [***] for September 2011 Accelerated Aircraft	SA-2 & SA-3 (Art 6.10)
6-1167-MAG-0496	[***]	SA-3
6-1167-MAG-0500	Advance Payment Special Matters – SA-3	SA-3
6-1167-MAG-0502	787 Post Delivery Software & Data Loading	SA-3
6-1167-MAG-0506	[***]	SA-3
~~[***]~~
~~Amendment #1 to LAN-PBO-1300269~~	Revision Number 1 to Amendment #1 to LAN-PBO-130269R1	~~Deleted SA-5~~

Revision #1 to Amendment #1 to LAN-PBO-1300269R1		SA-5

TOC -3	SA-4

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Table 1 Rev 3 to

SA-5

Purchase Agreement No. PA-03256

787-916 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 787-9	[***]	Detail Specification:	[***]
Engine Model/Thrust: TRENT1000-J	[***]	Airframe Price Base Year/Escalation Formula:	[***]	ECI-MFG/CPI
Airframe Price:	[***]	Engine Price Base Year/Escalation Formula:	[***]	787 ECI-MFG CPI Eng

Optional Features:	[***]
Sub-Total of Airframe and Features:	[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):	[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):	[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:	[***]	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:	[***]	Base Year Index (ECI):	[***]
	[***]	Base Year Index (CPI):	[***]
Deposit per Aircraft:	[***]

		Escalation	Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Manufacturer	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	(Engine)	Serial Number	Price Per A/P	1%	4%	5%	30%
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total:	[***]

[***] INDICATED CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN-PA-03256 SA-5 71984-1F.TXT	Boeing Proprietary	Page 1

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

[***] INDICATED CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

6-1162-ILK-0310R5

LATAM Airlines Group S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	Special Matters

Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LATAM Airlines Group S.A. (formerly having the legal name LAN Airlines S.A. and doing business as LAN Airlines) (Customer) relating to Boeing Model 787-916/-816 aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supercedes Letter Agreement 6-1162-ILK-0310R2 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Definitions.

1.1       “STE” when used specifically in relation to any credit memorandum contained in this letter agreement shall mean that the relevant credit memorandum shall be escalated to the month of delivery in the same manner as [***]

1.2       “Limitations on Use” when used in relation to any credit memorandum contained in this letter agreement shall mean that the applicable credit memorandum may be used for the purchase of Boeing goods and services or applied to the final delivery payment for the Aircraft for which the credit was issued, but that the relevant credit memorandum shall be prohibited from use for satisfaction of any Advance Payment obligation. .

1.3       [***]

1.4       [***]

1.5       [***]

1.6       “September 2011 Accelerated Aircraft” [***]

P.A. No. 3256

Special_Matters	SA-5

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LATAM Airlines Group S.A.
6-1162-ILK-0310R5

1.7       “Table 6 Aircraft” [***] identified in Supplemental Agreement 1 and 2 to the Purchase Agreement.

2.	787-9/-8 Credit Memoranda.

Subject to Customer’s adherence to the Limitations on Use, Boeing will provide the Customer a credit memorandum concurrently with the delivery of each 787-916 and each 787-816 Aircraft [***]

Article 2 Credit Memoranda Table

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

3.	[***].

[***]

4.	[***].

4.1.          [***].

4.1.1.          [***]

4.1.2.          [***].

P.A. No. 3256 Special_Matters	SA-5

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LATAM Airlines Group S.A.
6-1162-ILK-0310R5

4.1.3.          [***]

4.2           [***]

4.2.2           [***]

5.          [***]

5.1.          [***]

6.          Economic Considerations for the Option Aircraft.

Subject to Customer’s adherence to the Limitations on Use, Boeing agrees that the [***]

Additionally, Boeing agrees that Customer obligation for [***] of the amount reflected in the Option Aircraft Letter Agreement to the Purchase Agreement. [***]

(Option Aircraft Letter) as follows:

(i)          Customer to provide Boeing with its notice of option exercise rights [***] and

Notwithstanding Article 4.2 of the Option Aircraft Letter, Boeing may not [***] Accordingly, the tables conforming to this Article 6 are provided as [***]. A sample form of supplemental agreement (illustrative of the contractual documentation incident to implementation of the Customer’s exercise of its rights in respect of the purchase of Option Aircraft) that is acceptable to Boeing is attached as [***].

7.          Economic Considerations for the Substitution Aircraft.

In the event of substitution of an Aircraft by the Customer pursuant to the Aircraft Model Substitution Letter Agreement to the Purchase Agreement, Boeing agrees to provide Customer with [***] concurrent with the delivery [***] and subject to Customer’s adherence to the Limitations on Use. [***]. A sample form of supplemental agreement (illustrative of the contractual documentation incident to implementation of the Customer’s [***].

P.A. No. 3256 Special_Matters	SA-5

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LATAM Airlines Group S.A.
6-1162-ILK-0310R5

8.          Correction Time Objectives.

In the event that Boeing is able to make improvements to Correction Time Objectives as defined in Article 8.3.1 of Exhibit C to the AGTA, Product Assurance Document, then Boeing will revise the referenced Article to reflect the revision, e.g., to reflect subsequent schedule improvement to the extent realized.

9.          Fuel Provided by Boeing.

Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft as follows:

Aircraft Model	Fuel Provided
Boeing Model 787 Aircraft, including all minor models	[***]

10.         Assignment.

[***]

[***]

i.          [***];

ii.         [***]; and

iii.        [***]

[***]

[***]

[***]

[***]

[***]

11.         [***].

11.1         [***]

[***]

P.A. No. 3256 Special_Matters	SA-5

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LATAM Airlines Group S.A.
6-1162-ILK-0310R5

11.2         [***]

12.	Acknowledgement of Financing Support.

Boeing acknowledges that financing assistance has been requested by Customer and discussions have been held between Customer and Boeing Capital Corporation.

13.	Confidential Treatment.

Boeing and Customer understand that the commercial and financial information contained in this Letter Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein. In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law including without limitation judicial order or by requirement of a governmental agency and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent. In the event that a party concludes that disclosure of Confidential Information contained in this Letter Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible. In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article. Except as provided in the assignment provisions of Article 10 of this Special Matters Letter Agreement, Customer will not disclose this Letter Agreement for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

P.A. No. 3256 Special_Matters	SA-5

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LATAM Airlines Group S.A.
6-1162-ILK-0310R5

Very truly yours,

THE BOEING COMPANY

By:
David J. Hilby

Its:	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO

Date: July_________, 2015

LATAM Airlines Group S.A.

By:

Its:

By:

Its:

P.A. No. 3256 Special_Matters	SA-5

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LATAM Airlines Group S.A.
Attachment 1 to 6-1162-ILK-0310R5

Attachment 1 ROLLS to
Special Matters Letter Agreement No. 6-1162-ILK-0310R5
TRENT1000-A Powered 787-8 Option Aircraft Delivery, Description, Price and Advance Payments

[***]

P.A. No. 3256, APR 45875

Special_Matters, Attachment 1	SA-5

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LATAM Airlines Group S.A.
Attachment 1 to 6-1162-ILK-0310R5 Page 2 of 2

Attachment 1 GENX to
Special Matters Letter Agreement No. 6-1162-ILK-0310R5
GENX Powered 787-8 Option Aircraft Delivery, Description, Price and Advance Payments

[***]

P.A. No. 3256

Special_Matters	SA-5

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LATAM Airlines Group S.A.

Attachment 2 to 6-1162-ILK-0310R5	Page 1 of 1

Attachment 2 Substitution Aircraft Credit Memoranda Table

Article 5 Credit Memoranda		[***]	[***]	[***]

5.1	Basic Credit Memorandum, STE	[***]	[***]	[***]
5.2	Twenty-six (26) Firm Aircraft Credit Memorandum, STE	[***]	[***]	[***]
5.3	Future Years Credit Memorandum, STE	[***]	[***]	[***]
5.4	Purchase Credit Memorandum, STE	[***]	[***]	[***]
5.5	Engine Thrust Credit Memorandum, STE	[***]	[***]	[***]
5.6	787-9, 787-10 Credit Memorandum, STE	[***]	[***]	[***]
5.7	Multi Model - 787-8 Cash Credit Memorandum, STE	[***]	[***]	[***]
5.7	Configuration Protection Credit Memorandum, STE	[***]	[***]	[***]
Total Article 5 787-8/ 787-10 Substitute Aircraft Credit Memoranda		[***]	[***]	[***]

P.A. No. 3256,

Special_Matters, Attachment 2	SA-5

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

[***] INDICATED CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

Amendment #1 to LAN-PBO-1300269R-1

LATAM Airlines Group S.A.

Av. Presidente Riesco 5711

Las Condes

Santiago, Chile

Subject:	Revision Number 1 to Amendment #1 to Model 787 Aircraft Delivery Delay Settlement Agreement

Reference:	(a) Purchase Agreement No. 3256 (Purchase Agreement) between The Boeing Company (Boeing) and LATAM Airlines Group S.A. (LATAM) relating to Model 787-8 and 787-9 aircraft (Aircraft)

(b) LAN-PBO-1300269 between Boeing and LATAM (Delay Settlement Agreement)

This Amendment Number 1 (Amendment No. 1) to the Delay Settlement Agreement between Boeing and LATAM, will amend the Delay Settlement Agreement when executed. All terms not defined herein shall have the same meaning as described in the Delay Settlement Agreement.

1.       Table 1 in Article 1, Revised Delivery of Aircraft, is amended as shown below to reflect new Revised Delivery Months and Model type for certain Aircraft:

Table 1
Revised Delivery Months	Model
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

* Notes re-contracted 787-9 aircraft according to Clause 2.5.

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

2.       Table 2 in Article 2.1, Escalation Adjustment Credit Memoranda, is amended as shown below to reflect new Original Delivery Months, Revised Delivery Months, and Model for certain Aircraft:

Table 2
Original Delivery Months	Revised Delivery Months	Model
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

*Notes re-contracted 787-9 aircraft according to Clause 2.5.

Amendment #1 to LAN-PBO-1300269R-1 Model 787 Aircraft Delivery Delay Settlement Agreement	Page 2

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

3.       Article 2.1.4 is added to reflect [***] Aircraft.

2.1.4 The [***]. For the avoidance of doubt, LATAM will be responsible for any escalation charges (calculated in accordance with Letter Agreement [***] incurred between the Revised Delivery Month and the Forecast Delivery Month as listed below:

Revised Delivery Month	Forecasted Delivery Month	Model
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

4.       Table 3 in Article 2.3, Liquidated Damages, is amended as shown below to reflect new SA-3 Delivery Months, Revised Delivery Months, and Model for certain Aircraft

Table 3
SA-3 Delivery Months	Revised Delivery Months	Model
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

*Notes re-contracted 787-9 aircraft according to Clause 2.5.

**Please see article 2.1.4

Amendment #1 to LAN-PBO-1300269R-1 Model 787 Aircraft Delivery Delay Settlement Agreement	Page 3

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

5.       Article 2.3.3 is added to reflect negotiated terms governing payment of Liquidated Damages on the four (4) Table 1-ROLLS 787-816 Rev 3 Aircraft:

2.3.3 Notwithstanding anything to the contrary, Boeing will pay Customer Liquidated Damages due on each of the [***].

6.       Article 2.4.2 is amended to reflect that [***].

2.4.2  [***].

7.        Table 4 in Article 2.5, Recontracted Aircraft, is revised as listed below to reflect an amended sequence of delivery and to add [***]:

2.5       Recontracted Aircraft. LATAM will recontract for the purchase of [***] (“Recontracted Aircraft”), as follows:

Table 4
MSN	787-8 SA-3 Delivery Months	787-9 Contract Delivery Months
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

8.       Article 2.5.2 Advance Payment Deferral, is revised as shown below to reflect that only [***] are subject to the advance payment deferral:

2.5.2       Advance Payment Deferral. Notwithstanding anything to the contrary contained in the Purchase Agreement (including in particular the Supplemental Agreement No.3), Boeing [***].

9.       Article 2.6 is revised as shown below to reflect an extension of the [***] Aircraft:

2.6       [***]:

[***]

Amendment #1 to LAN-PBO-1300269R-1 Model 787 Aircraft Delivery Delay Settlement Agreement	Page 4

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

10.       Article 2.7 is revised as shown below to reflect that the Substitution Rights for the Aircraft identified in article 2.1.4

2.7       [***]. Notwithstanding paragraph 2 of Letter Agreement [***], LATAM will provide written notice of its intention to [***] Aircraft no later than the first day of the [***] of the Aircraft which [***]. For Aircraft specifically described in article 2.1.4 only, the Notice Date will be defined as the first day of the month that is [***] which will be [***].

Amendment #1 to LAN-PBO-1300269R-1 Model 787 Aircraft Delivery Delay Settlement Agreement	Page 5

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

The Delay Settlement Agreement is amended as set forth above, and all other terms and conditions of the Delay Settlement Agreement remain unchanged and are in full force and effect.

This Amendment No. 1 will be binding once it is executed by the duly authorized representatives of both Boeing and LATAM.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed as of the date written below by their officers or agents thereunto duly authorized.

THE BOEING COMPANY

D. J. Hilby

Aircraft Contracts
Boeing Commercial Airplanes

ACCEPTED AND AGREED TO this ___ day of ________ of 2015

LATAM AIRLINES GROUP S.A.

By:

Its:

LATAM AIRLINES GROUP S.A.

By:

Its:

Amendment #1 to LAN-PBO-1300269R-1 Model 787 Aircraft Delivery Delay Settlement Agreement	Page 6

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.